UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2017

Date of reporting period:	June 1, 2016 — November 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS I SHARES)
PMOTX

Putnam Mortgage Opportunities Fund

Semiannual report
11 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

Putnam Mortgage
Opportunities
Fund

Semiannual report
11 | 30 | 16

Message from the Trustees	1

Interview with your fund’s portfolio manager	3

Your fund’s performance	7

Your fund’s expenses	8

Terms and definitions	9

Other information for shareholders	10

Trustee approval of management contract	11

Financial statements	14

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial and housing markets, and factors related to a specific issuer, industry, geography (such as a region of the United States), or sector (such as the housing or real estate markets). These factors may also lead to periods of high volatility and reduced liquidity in the relevant markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Mortgage and asset-backed securities are subject to prepayment risk and the risk that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value. You can lose money by investing in the fund.

Message from the Trustees

January 9, 2017

Dear Fellow Shareholder:

As investors around the world greet the new year, many might feel relieved at the prospect of moving beyond some of the more memorable financial market challenges of 2016. Last year’s dramatic political changes tested markets. Fortunately, in many cases market turbulence in the immediate aftermath of key events was followed by rebounds in performance and investor sentiment.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year, especially given the significant change in conditions for the bond market and the potential for inflation. As such, we believe investors should welcome 2017 with a focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended November 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Class I shares have no initial sales charge or CDSC. Performance of class I shares assumes reinvestment of distributions and does not account for taxes. See below and page 7 for additional performance information.

For the periods, the fund had expense limitations, without which returns would have been lower.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/16. See above and page 7 for additional fund performance information. Index descriptions can be found on page 9. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

2 Mortgage Opportunities Fund

Mike is a Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Mike, your fund’s portfolio managers are Brett S. Kozlowski, CFA, and Jatin Misra, Ph.D., CFA.

Mike, how would you summarize the fund’s investment philosophy and process?

In our view, securitized mortgage sectors offer fundamentally different risk-adjusted return opportunities, and this is where the fund focuses. Specifically, we are seeking attractive investment opportunities primarily in agency collateralized mortgage obligations [CMOs], commercial mortgage-backed securities [CMBS], and residential mortgage-backed securities [RMBS]. Additionally, we expect to use various types of derivatives, as well as agency pass-throughs, to hedge interest-rate risk and undesired risks within our CMO holdings. We will also use derivatives for non-hedging purposes, such as gaining or adjusting our exposure to mortgage-backed investments.

Regarding interest-rate risk, we expect to keep the portfolio’s duration near zero, meaning we will seek to minimize interest-rate risk while pursuing return opportunities in securitized bonds.

What factors had the biggest influence on the fund’s performance for the six-month reporting period ended November 30, 2016?

In general, the market environment was favorable for our strategy. The fund’s zero duration target helped it avoid the impact of rising interest rates. Additionally, we invested in areas of the market that benefited from increasing demand, most notably, agency credit risk transfer-securities [CRTs].

The fund handily outpaced its benchmark, as well as the broad investment-grade fixed-income market, during the period. Which holdings fueled performance?

Agency CRTs, which are part of our RMBS holdings, were the top overall contributor for the period. Launched in late 2013, CRTs are

Mortgage Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 11/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

4 Mortgage Opportunities Fund

backed by a reference pool of agency mortgages. Unlike regular agency pass-throughs, the principal invested in CRTs is not backed by Fannie Mae or Freddie Mac. To compensate investors for this risk, CRTs offer higher yields than conventional pass-through securities. Similar to CMBS, CRTs are structured into various tranches offering different levels of risk and yield based on the underlying reference pool.

During the period, the combination of relatively high yields and high-quality collateral continued to attract investors to CRTs. Furthermore, CRTs provided investors with a productive alternative to deploy their capital as other parts of the RMBS market continued to shrink.

Elsewhere within RMBS, holdings of pay-option adjustable-rate mortgage-backed securities and alternative-A securities also contributed. These positions benefited from the generally favorable risk environment during the period, as well as the fact that there was no new supply of these bonds coming to market. Early in the period, greater clarity regarding settlement payouts from lawsuits involving mortgage lenders aided demand for these older “legacy” RMBS.

Security selection among CMBS provided a further boost to performance. After a brief, Brexit-related disruption early in the period, CMBS strongly rebounded, bolstered by positive economic factors, still-low interest rates, and continued demand for securities offering attractive yields.

How did mortgage prepayment strategies affect results?

Our prepayment strategies, which we implemented with securities such as agency interest-only CMOs [IO CMOs], were a further contributor. Rising interest rates provided a tailwind for these holdings, helping to keep mortgage prepayment speeds below market expectations. Additionally, mortgage refinancing continued to be hampered by stringent bank-lending standards.

On the downside, IO CMOs structured from reverse mortgages slightly hampered performance, mainly in October and November. Despite modestly disappointing results this period, we continue to see reverse mortgage IO CMOs as an important part of our strategy to emphasize mortgage pools that we believe will be less sensitive to refinancing risk.

What other strategies weren’t as productive this period?

A short mortgage basis position was a notable detractor early in the period and again in October, as the Fannie Mae current coupon spread over swaps modestly tightened. We shifted to a slightly long basis position in November.

How did you use derivatives?

We used total return swaps to gain exposure to CMBS via CMBX, an index that provides access to baskets of CMBS from various years. We also employed total return swaps as a hedging tool, as well as to help manage the portfolio’s sector allocations, and gain exposure to other market sectors. We used options to help manage the fund’s interest-rate sensitivity, to isolate the prepayment risks associated with our CMO holdings, and to help offset overall downside risk.

What is your outlook for the months ahead?

We think U.S. economic growth may accelerate in 2017, but the election of Donald Trump as president could lead to a struggle of competing forces influencing the economy. On the one hand, we believe President-elect Trump’s policy pronouncements regarding lowering corporate and personal income tax rates, along with increasing spending on infrastructure and defense, could bolster growth. Of course, these initiatives would need to be financed at least partly by issuing new government debt, which could push intermediate- and long-term interest rates higher.

Conversely, the President-elect’s protectionist rhetoric regarding foreign trade, such as imposing substantial tariffs on imports from China and eliminating or weakening existing trade deals, would likely hamper growth, in our view. We believe that deporting illegal immigrants — another Trump proposal — could also dampen economic growth, since it would remove a source of consumer demand. It’s also possible that a more protectionist approach to trade by the United States could hamper growth in emerging-market countries.

As of period-end, where were you finding value?

We continued to find value in prepayment risk via holdings of IO CMOs. We find prepayment risk attractive in an environment where mortgage refinancing continues to be hampered by rigorous bank-lending standards. In our view, this environment is likely to keep prepayment speeds below expectations. In terms of security selection, the fund was positioned in pools that we believe will be less sensitive to refinancing, such as those backed by mortgages with low interest rates, larger balances, or more seasoning. We also continue to like reverse mortgage IOs, believing they offer an attractive combination of valuation and stable prepayment trends.

In credit-sensitive areas, we continued to focus on bottom-up security selection within CMBS, with an emphasis on BBB-rated mezzanine tranches issued from 2011 through 2014. We think the underlying fundamentals for commercial real estate continue to be supportive, as employment growth, still-low interest rates, and positive expectations for U.S. economic growth may provide a tailwind for CMBS. Nonetheless, we believe the growth in property prices that has occurred during the past few years will be difficult to maintain going forward.

We also thought the non-agency RMBS sector remained attractive. In our view, improving housing fundamentals are helping homeowners, with loan-to-value ratios falling, homeowner delinquency rates declining, and an increasing number of borrowers staying current on their mortgages after modifications. Additionally, the supply of legacy RMBS continues to shrink and the sector has the support of long-term investors. We favor securities backed by higher-quality collateral and bonds with exposure to what we consider to be better geographies. Within agency CRTs, we thought valuations in both mezzanine and subordinated tranches continued

Mortgage Opportunities Fund 5

to look compelling. Furthermore, as investors become increasingly comfortable with the CRT market, we think liquidity is likely to improve.

Mike, thanks for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6 Mortgage Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2016, the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Institutional Investors section at putnam. com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for the definition of the share class offered by your fund.

Fund performance Total return for periods ended 11/30/16

	Life of fund	Annual average	1 year	6 months

Class I (4/7/15)
Net asset value	2.85%	1.72%	3.16%	5.18%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Class I shares have no initial sales charge or CDSC. For the most recent month-end performance, please visit putnam.com.

For the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 11/30/16

	Life of fund	Annual average	1 year	6 months

BofA Merrill Lynch U.S. Treasury Bill Index	0.39%	0.24%	0.35%	0.19%

Lipper U.S. Mortgage Funds category average*	1.56	0.94	1.78	–0.08

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 11/30/16, there were 122, 121, and 114 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/16

Class I

Share value	Net asset value

5/31/16	$9.46

11/30/16	9.95

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

	Life of fund	Annual average	1 year	6 months

Class I (4/7/15)
Net asset value	4.06%	2.32%	4.64%	6.75%

See the discussion following the fund performance table above for information about the calculation of fund performance.

Mortgage Opportunities Fund 7

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class I

Net expenses for the fiscal year ended 5/31/16*	0.61%

Total annual operating expenses for the fiscal year ended 5/31/16	2.12%

Annualized expense ratio for the six-month period ended 11/30/16	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 6/1/16 to 11/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class I

Expenses paid per $1,000*†	$3.09

Ending value (after expenses)	$1,051.80

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/16, use the following calculation method. To find the value of your investment on 6/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class I

Expenses paid per $1,000*†	$3.04

Ending value (after expenses)	$1,022.06

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

8 Mortgage Opportunities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of the fund’s shares by the number of outstanding fund shares.

Share class

Class I shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Mortgage Opportunities Fund 9

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2016, Putnam employees had approximately $451,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

10 Mortgage Opportunities Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. (Your fund is relatively new, and the Trustees initially approved your fund’s management contract in November 2014.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as the fund’s assets under management increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your

Mortgage Opportunities Fund 11

fund, the second of the expense limitations was operative during its fiscal year ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least September 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s management contract, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.05% of its average net assets through at least September 30, 2017. During its fiscal year ending in 2015, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fifth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class I share cumulative total return performance at net asset value was in the third quartile of its Lipper peer group for the period from the fund’s commencement of operations on April 7, 2015 through December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds), but because your fund had less than one year of performance, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a

12 Mortgage Opportunities Fund

fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Mortgage Opportunities Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Mortgage Opportunities Fund

The fund’s portfolio 11/30/16 (Unaudited)

	Principal
U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (88.4%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (10.4%)

Government National Mortgage Association Pass-Through Certificates 4.50%, TBA, 12/1/46	$1,000,000	$1,072,188

		1,072,188

U.S. Government Agency Mortgage Obligations (78.0%)

Federal National Mortgage Association Pass-Through Certificates

5.00%, TBA, 12/1/46	1,000,000	1,096,875

3.00%, TBA, 1/1/47	3,000,000	2,982,773

3.00%, TBA, 12/1/46	3,000,000	2,988,984

2.50%, TBA, 12/1/46	1,000,000	955,156

		8,023,788

Total U.S. government and agency mortgage obligations (cost $9,258,867)		$9,095,976

	Principal
MORTGAGE-BACKED SECURITIES (81.9%)*	amount	Value

Agency collateralized mortgage obligations (29.6%)

Federal Home Loan Mortgage Corporation

IFB Ser. 4073, Class AS, IO, 5.512%, 8/15/38	$160,499	$16,922

Ser. 4500, Class GI, IO, 4.00%, 8/15/45	127,280	19,306

Ser. 4462, IO, 4.00%, 4/15/45	199,932	37,737

Ser. 4462, Class PI, IO, 4.00%, 4/15/45	209,473	36,553

Ser. 4425, IO, 4.00%, 1/15/45	196,550	33,575

Ser. 4452, Class QI, IO, 4.00%, 11/15/44	110,324	23,223

Ser. 4389, Class IA, IO, 4.00%, 9/15/44	142,213	24,816

Ser. 4355, Class DI, IO, 4.00%, 3/15/44	123,588	17,068

Ser. 4121, Class MI, IO, 4.00%, 10/15/42	202,584	40,263

Ser. 4015, Class GI, IO, 4.00%, 3/15/27	491,566	66,025

Ser. 4604, Class QI, IO, 3.50%, 7/15/46	447,589	71,614

Ser. 4591, Class QI, IO, 3.50%, 4/15/46	293,523	46,782

Ser. 4580, Class ID, IO, 3.50%, 8/15/45	220,344	35,475

Ser. 4501, Class BI, IO, 3.50%, 10/15/43 F	125,750	15,893

Ser. 4206, Class IP, IO, 3.00%, 12/15/41	214,321	23,832

Federal National Mortgage Association

IFB Ser. 11-4, Class CS, 11.732%, 5/25/40	34,535	40,035

Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	176,627	44,199

IFB Ser. 12-86, Class CS, IO, 5.516%, 4/25/39 F	216,136	25,739

IFB Ser. 12-68, Class BS, IO, 5.416%, 7/25/42	116,318	21,354

Ser. 14-95, Class TI, IO, 4.00%, 5/25/39	404,221	40,503

Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	484,305	77,716

Ser. 12-90, Class EI, IO, 3.50%, 2/25/39	277,823	27,782

Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	165,845	18,761

Government National Mortgage Association

IFB Ser. 11-156, Class SK, IO, 6.038%, 4/20/38	104,861	22,152

Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	113,666	26,996

IFB Ser. 10-50, Class QS, IO, 5.988%, 12/20/38	498,460	41,746

IFB Ser. 16-77, Class SC, IO, 5.538%, 10/20/45	97,526	19,737

IFB Ser. 14-60, Class SE, IO, 5.538%, 4/20/44	144,911	24,128

Ser. 14-182, Class KI, IO, 5.00%, 10/20/44 F	84,579	16,135

Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	80,332	15,991

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40 F	58,257	11,689

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	269,176	54,845

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	38,164	7,812

Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	364,964	70,780

Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	425,370	93,050

Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	323,305	33,847

Ser. 16-49, IO, 4.50%, 11/16/45	208,927	45,398

Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	146,972	29,936

Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	196,219	32,828

Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	181,614	33,707

Ser. 12-91, Class IN, IO, 4.50%, 5/20/42	154,480	32,642

Mortgage Opportunities Fund 15

	Principal
MORTGAGE-BACKED SECURITIES (81.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	$166,033	$31,656

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	53,737	9,912

Ser. 16-69, IO, 4.00%, 5/20/46	218,873	35,696

Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	211,648	35,881

Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	144,564	24,146

Ser. 15-64, Class IG, IO, 4.00%, 5/20/45	98,663	20,052

Ser. 15-60, Class IP, IO, 4.00%, 4/20/45 F	338,039	60,351

Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	356,425	78,386

Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	212,226	33,854

Ser. 15-89, Class IP, IO, 4.00%, 2/20/45 F	214,338	33,412

Ser. 15-40, Class KI, IO, 4.00%, 7/20/44	108,105	19,645

Ser. 14-115, Class EI, IO, 4.00%, 6/20/38	257,471	19,073

Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	183,000	24,302

Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	381,103	48,928

Ser. 16-83, Class PI, IO, 3.50%, 6/20/45	292,289	47,733

Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	118,707	16,536

Ser. 15-52, Class IK, IO, 3.50%, 4/20/45	602,140	101,469

Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	94,412	15,973

Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	158,877	21,395

Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	166,002	19,142

Ser. 13-14, IO, 3.50%, 12/20/42	248,341	33,759

Ser. 15-82, Class GI, IO, 3.50%, 12/20/38 F	134,662	13,071

Ser. 16-H23, Class NI, IO, 2.83%, 10/20/66	430,870	60,408

Ser. 15-H25, Class CI, IO, 2.572%, 10/20/65	161,473	18,537

Ser. 15-H26, Class DI, IO, 2.539%, 10/20/65	159,968	18,444

Ser. 15-H25, Class BI, IO, 2.453%, 10/20/65	264,184	30,143

FRB Ser. 15-H16, Class XI, IO, 2.442%, 7/20/65	112,296	13,509

Ser. 15-H20, Class CI, IO, 2.414%, 8/20/65	186,410	22,704

Ser. 14-H21, Class AI, IO, 2.212%, 10/20/64	353,030	33,997

Ser. 15-H10, Class HI, IO, 2.182%, 4/20/65	383,247	42,042

Ser. 16-H11, Class HI, IO, 2.081%, 1/20/66	320,291	35,355

Ser. 16-H06, Class HI, IO, 2.066%, 2/20/66	194,127	18,830

Ser. 15-H24, Class HI, IO, 2.032%, 9/20/65	379,665	31,626

Ser. 15-H03, Class DI, IO, 1.974%, 1/20/65	534,265	56,365

Ser. 15-H15, Class JI, IO, 1.938%, 6/20/65	187,248	20,298

Ser. 15-H25, Class EI, IO, 1.846%, 10/20/65	217,580	21,410

Ser. 15-H23, Class DI, IO, 1.843%, 9/20/65	210,472	20,953

Ser. 15-H20, Class AI, IO, 1.838%, 8/20/65	192,161	19,178

Ser. 15-H18, Class IA, IO, 1.828%, 6/20/65	161,687	13,436

Ser. 16-H02, Class HI, IO, 1.815%, 1/20/66	462,954	48,193

Ser. 15-H23, Class BI, IO, 1.726%, 9/20/65	128,141	11,968

Ser. 15-H26, Class EI, IO, 1.72%, 10/20/65	425,765	41,427

Ser. 16-H12, Class AI, IO, 1.664%, 7/20/65	714,545	62,836

Ser. 15-H25, Class AI, IO, 1.615%, 9/20/65	286,765	24,834

Ser. 15-H24, Class BI, IO, 1.615%, 8/20/65	361,871	21,821

Ser. 15-H22, Class EI, IO, 1.613%, 8/20/65	377,779	25,802

Ser. 15-H14, Class BI, IO, 1.593%, 5/20/65	600,605	37,598

Ser. 13-H24, Class AI, IO, 1.491%, 9/20/63	574,394	31,764

Ser. 16-H08, Class GI, IO, 1.431%, 4/20/66	341,913	22,019

Ser. 11-H08, Class GI, IO, 1.257%, 3/20/61	410,343	21,174

FRB Ser. 11-H07, Class FI, IO, 1.235%, 2/20/61	871,131	38,156

Ser. 15-H26, Class CI, IO, 0.607%, 8/20/65	608,929	15,406

		3,043,197

16 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (81.9%)* cont.	amount	Value

Commercial mortgage-backed securities (30.4%)

Banc of America Commercial Mortgage Trust

FRB Ser. 07-3, Class AJ, 5.732%, 6/10/49 F	$24,000	$24,246

Ser. 06-4, Class AJ, 5.695%, 7/10/46	43,521	43,457

Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45	58,000	54,230

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class F, 5.25%, 12/15/47	100,000	87,210

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B, 6.193%, 3/15/49	18,392	18,016

Citigroup Commercial Mortgage Trust 144A

FRB Ser. 13-GC17, Class D, 5.259%, 11/10/46	200,000	189,162

FRB Ser. 14-GC19, Class D, 5.066%, 3/10/47	30,000	24,528

FRB Ser. 14-GC21, Class D, 4.996%, 5/10/47	123,000	97,957

COBALT CMBS Commercial Mortgage Trust Ser. 07-C2, Class AJFX, 5.568%, 4/15/47 F	39,000	38,982

COMM Mortgage Trust Ser. 06-C8, Class AJ, 5.377%, 12/10/46	144,000	142,560

COMM Mortgage Trust 144A Ser. 14-CR18, Class E, 3.60%, 7/15/47	100,000	61,660

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.943%, 4/15/50	100,000	80,980

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1, Class AJ, 5.486%, 3/10/44	9,181	9,023

GS Mortgage Securities Trust

Ser. 06-GG8, Class AJ, 5.622%, 11/10/39	14,000	11,759

FRB Ser. 13-GC12, Class C, 4.179%, 6/10/46	42,000	40,622

GS Mortgage Securities Trust 144A FRB Ser. 14-GC18, Class D, 5.11%, 1/10/47	100,000	81,011

JPMBB Commercial Mortgage Securities Trust 144A Ser. 14-C25, Class E, 3.332%, 11/15/47	100,000	58,910

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 06-LDP7, Class B, 6.115%, 4/17/45	74,000	13,520

FRB Ser. 13-C10, Class D, 4.293%, 12/15/47	55,000	47,947

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 13-C13, Class D, 4.188%, 1/15/46	14,000	12,522

Ser. 13-C13, Class E, 3.986%, 1/15/46	100,000	66,590

Ser. 12-C6, Class G, 2.972%, 5/15/45	100,000	74,220

LB-UBS Commercial Mortgage Trust

FRB Ser. 06-C3, Class C, 5.75%, 3/15/39	92,950	91,091

FRB Ser. 06-C6, Class B, 5.472%, 9/15/39	130,000	115,050

Merrill Lynch Mortgage Trust Ser. 06-C2, Class AJ, 5.802%, 8/12/43	1,677	1,677

Morgan Stanley Bank of America Merrill Lynch Trust 144A

Ser. 14-C17, Class D, 4.854%, 8/15/47	100,000	80,193

FRB Ser. 12-C6, Class G, 4.50%, 11/15/45	100,000	73,070

Ser. 14-C15, Class F, 4.00%, 4/15/47	125,000	79,459

Ser. 14-C17, Class E, 3.50%, 8/15/47	100,000	60,420

Ser. 15-C24, Class D, 3.257%, 5/15/48	19,000	12,739

Ser. 14-C19, Class D, 3.25%, 12/15/47	100,000	74,161

Morgan Stanley Capital I Trust

FRB Ser. 07-T27, Class AJ, 5.823%, 6/11/42	32,000	32,240

FRB Ser. 06-HQ8, Class D, 5.589%, 3/12/44	100,000	39,923

Ser. 07-HQ11, Class B, 5.538%, 2/12/44	100,000	97,000

Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	45,000	44,240

Ser. 06-HQ10, Class B, 5.448%, 11/12/41	100,000	100,462

Morgan Stanley Capital I Trust 144A FRB Ser. 08-T29, Class F, 6.477%, 1/11/43	100,000	99,870

UBS-Barclays Commercial Mortgage Trust 144A

FRB Ser. 12-C2, Class E, 5.043%, 5/10/63	38,000	34,379

Ser. 12-C2, Class F, 5.00%, 5/10/63	45,000	31,397

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 06-C23, Class F, 5.781%, 1/15/45 F	96,014	95,053

Ser. 07-C30, Class AJ, 5.413%, 12/15/43 F	35,000	35,075

Wells Fargo Commercial Mortgage Trust 144A

Ser. 12-LC5, Class D, 4.935%, 10/15/45	75,000	71,711

Ser. 14-LC18, Class D, 3.957%, 12/15/47	148,000	112,694

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C2, Class D, 5.788%, 2/15/44	75,000	77,085

FRB Ser. 14-C19, Class E, 5.136%, 3/15/47	19,000	13,524

FRB Ser. 13-UBS1, Class E, 4.782%, 3/15/46	110,000	77,726

FRB Ser. 13-C15, Class D, 4.629%, 8/15/46	129,000	112,416

Mortgage Opportunities Fund 17

	Principal
MORTGAGE-BACKED SECURITIES (81.9%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

WF-RBS Commercial Mortgage Trust 144A

Ser. 14-C19, Class D, 4.234%, 3/15/47	$125,000	$99,729

Ser. 14-C20, Class D, 3.986%, 5/15/47	110,000	82,398

		3,123,894

Residential mortgage-backed securities (non-agency) (21.9%)

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, 6.892%, 7/25/25 (Bermuda)	150,000	151,922

Countrywide Alternative Loan Trust

FRB Ser. 06-OA10, Class 1A1, 1.502%, 8/25/46	112,905	96,533

FRB Ser. 06-OA7, Class 1A2, 1.482%, 6/25/46 F	104,718	89,010

FRB Ser. 05-38, Class A3, 0.942%, 9/25/35	55,802	49,555

FRB Ser. 05-59, Class 1A1, 0.896%, 11/20/35	91,955	78,641

FRB Ser. 06-OA10, Class 4A1, 0.782%, 8/25/46 F	107,837	86,270

Countrywide Home Loan Mortgage Pass-Through Trust FRB Ser. 06-OA5, Class 2A1, 0.792%, 4/25/46	114,424	97,246

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, 13.342%, 10/25/28	135,000	166,517

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, 12.842%, 9/25/28	95,000	115,448

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, 12.342%, 10/25/28	135,000	156,718

Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, 12.342%, 8/25/28	91,000	107,662

Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, 11.342%, 1/25/29	100,000	109,057

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, 6.292%, 4/25/28	100,000	108,472

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, 6.142%, 4/25/28	103,000	111,422

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, 5.892%, 10/25/28	30,000	32,067

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2, 5.592%, 7/25/25	133,000	141,162

Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2, 5.142%, 2/25/25	75,647	78,295

Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, 4.592%, 5/25/25	16,000	16,526

GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, 0.772%, 5/25/36	181,714	90,319

IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR11, Class 2A1, 3.332%, 6/25/36	102,506	83,343

MortgageIT Trust FRB Ser. 05-3, Class M4, 1.222%, 8/25/35	78,274	64,196

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1, Class 2A1, 0.772%, 1/25/37	110,575	92,295

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR10, Class 1A3, 2.737%, 9/25/35	89,392	86,961

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 05-AR16, Class 6A4, 3.073%, 10/25/35	48,442	46,890

		2,256,527

Total mortgage-backed securities (cost $8,511,643)		$8,423,618

	Expiration
	date/strike	Contract
PURCHASED OPTIONS OUTSTANDING (0.1%)*	price	amount	Value

Federal National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Jan-17/$102.53	$1,000,000	$6,370

Total purchased options outstanding (cost $5,313)			$6,370

	Principal amount/
SHORT-TERM INVESTMENTS (21.6%)*		shares	Value

Putnam Short Term Investment Fund 0.51% L	Shares	1,971,584	$1,971,584

U.S. Treasury Bills 0.330%, 1/26/17 §		$250,000	249,857

Total short-term investments (cost $2,221,458)			$2,221,441

TOTAL INVESTMENTS

Total investments (cost $19,997,281)	$19,747,405

Key to holding’s abbreviations

bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
TBA	To Be Announced Commitments

18 Mortgage Opportunities Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2016 through November 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $10,287,328.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $7,680,712 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

WRITTEN OPTIONS OUTSTANDING at 11/30/16 (premiums $5,313) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jan-17/$102.53	$1,000,000	$6,090

Total			$6,090

TBA SALE COMMITMENTS OUTSTANDING at 11/30/16 (proceeds receivable $2,995,078) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.00%, 12/1/46	$3,000,000	12/13/16	$2,988,984

Total			$2,988,984

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/16 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$859,300 E	$(1,468)	12/21/21	1.25%	3 month USD-LIBOR-BBA	$22,232

6,060,200 E	(7,549)	12/21/18	1.015%	3 month USD-LIBOR-BBA	31,963

279,500 E	795	12/21/26	1.60%	3 month USD-LIBOR-BBA	16,388

190,700 E	(562)	12/21/46	3 month USD-LIBOR-BBA	1.90%	(24,968)

138,000	(2)	9/21/26	3 month USD-LIBOR-BBA	1.525%	(8,080)

1,046,000	(14)	9/26/26	1.486%	3 month USD-LIBOR-BBA	65,270

586,100	(8)	9/27/26	3 month USD-LIBOR-BBA	1.467%	(37,617)

180,000	(2)	9/27/26	1.463%	3 month USD-LIBOR-BBA	11,614

108,000	(1)	9/27/26	3 month USD-LIBOR-BBA	1.452%	(7,081)

170,000	(2)	9/29/26	3 month USD-LIBOR-BBA	1.412%	(11,783)

602,000	(2)	9/30/18	0.989%	3 month USD-LIBOR-BBA	3,031

284,000	(4)	9/30/26	1.3975%	3 month USD-LIBOR-BBA	20,057

186,000	(2)	10/3/26	3 month USD-LIBOR-BBA	1.41%	(12,967)

500,900	(851)	11/23/26	1.58%	3 month USD-LIBOR-BBA	27,387

70,000	(2)	10/19/46	3 month USD-LIBOR-BBA	1.954%	(7,947)

116,000	(2)	10/20/26	3 month USD-LIBOR-BBA	1.5815%	(6,340)

129,000	(2)	10/24/26	3 month USD-LIBOR-BBA	1.5895%	(6,985)

328,000	(4)	11/2/26	1.6895%	3 month USD-LIBOR-BBA	14,844

478,000	(2)	11/4/18	1.0585%	3 month USD-LIBOR-BBA	2,153

677,000	(5)	11/4/21	1.308%	3 month USD-LIBOR-BBA	15,442

493,000	(7)	11/4/26	3 month USD-LIBOR-BBA	1.6755%	(22,988)

93,000	(3)	11/4/46	3 month USD-LIBOR-BBA	2.04%	(8,817)

71,000	(1)	11/10/26	1.68861%	3 month USD-LIBOR-BBA	3,244

180,600	(2)	11/14/26	1.98883%	3 month USD-LIBOR-BBA	3,303

180,600	(2)	11/14/26	1.98491%	3 month USD-LIBOR-BBA	3,368

Mortgage Opportunities Fund 19

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/16 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$180,600	$(2)	11/14/26	1.998%	3 month USD-LIBOR-BBA	$3,150

180,600	(2)	11/14/26	1.98574%	3 month USD-LIBOR-BBA	3,354

180,600	(2)	11/14/26	1.98833%	3 month USD-LIBOR-BBA	3,311

307,000	(4)	11/16/26	2.0805%	3 month USD-LIBOR-BBA	3,046

490,000	(7)	11/17/26	2.0855%	3 month USD-LIBOR-BBA	4,654

31,000	—	11/21/26	2.136%	3 month USD-LIBOR-BBA	157

206,000	(3)	11/22/26	2.17926%	3 month USD-LIBOR-BBA	234

60,000	(1)	11/22/26	2.1905%	3 month USD-LIBOR-BBA	6

400,000	(14)	11/23/46	3 month USD-LIBOR-BBA	2.439%	(2,495)

172,000	(2)	11/25/26	2.2065%	3 month USD-LIBOR-BBA	(210)

54,000	(1)	11/29/26	2.1995%	3 month USD-LIBOR-BBA	(23)

57,000	(1)	11/29/26	2.209%	3 month USD-LIBOR-BBA	(74)

82,000	(1)	11/30/26	3 month USD-LIBOR-BBA	2.1485%	(359)

164,500	(2)	12/1/26	2.17%	3 month USD-LIBOR-BBA	400

87,000	(3)	12/1/46	3 month USD-LIBOR-BBA	2.42534%	(874)

Total	$(9,749)				$99,000

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/16 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC

$350,475	$—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year	$(4,607)
				Fannie Mae pools

278,843	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year	(3,665)
				Fannie Mae pools

789,465	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year	(9,801)
				Fannie Mae pools

Credit Suisse International

1,638,721	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year	20,345
				Fannie Mae pools

629,318	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year	8,273
				Fannie Mae pools

161,381	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year	2,752
				Fannie Mae pools

139,025	—	1/12/44	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year	2,088
				Fannie Mae pools

Goldman Sachs International

176,108	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year	3,003
				Fannie Mae pools

849,256	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year	(10,544)
				Fannie Mae pools

55,732	—	1/12/44	(3.00%) 1 month USD-LIBOR	Synthetic TRS Index 3.00% 30 year	(364)
				Fannie Mae pools

JPMorgan Securities LLC

94,473	—	1/12/44	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year	1,419
				Fannie Mae pools

233,498	—	1/12/44	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year	(3,508)
				Fannie Mae pools

Total	$—				$5,391

20 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/16 (Unaudited)

		Upfront			Payments
		premium			received	Unrealized
Swap counterparty/		received	Notional	Termination	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC

CMBX NA BBB– Index	BBB–/P	$34	$6,000	1/17/47	300 bp	$(434)

Credit Suisse International

CMBX NA BB Index	—	(10,385)	74,000	1/17/47	(500 bp)	438

CMBX NA A Index	A/P	3,349	91,000	1/17/47	200 bp	(6)

CMBX NA BB Index	—	(35)	2,000	5/11/63	(500 bp)	247

CMBX NA BB Index	—	(10,805)	66,000	1/17/47	(500 bp)	(1,152)

CMBX NA BB Index	—	(194)	20,000	1/17/47	(500 bp)	2,731

CMBX NA BBB– Index	BBB–/P	2,890	44,000	1/17/47	300 bp	(542)

CMBX NA BBB– Index	BBB–/P	60,906	824,000	1/17/47	300 bp	(3,366)

Goldman Sachs International

CMBX NA BB Index	—	(3,069)	30,000	5/11/63	(500 bp)	1,166

CMBX NA BB Index	—	(3,027)	20,000	1/17/47	(500 bp)	(101)

CMBX NA BB Index	—	(5,114)	35,000	5/11/63	(500 bp)	(173)

CMBX NA BB Index	—	(16,738)	99,000	1/17/47	(500 bp)	(2,258)

CMBX NA BBB– Index	BBB–/P	4,408	47,000	5/11/63	300 bp	921

CMBX NA BBB– Index	BBB–/P	29,572	344,000	5/11/63	300 bp	4,047

CMBX NA BBB– Index	BBB–/P	4,856	57,000	1/17/47	300 bp	410

CMBX NA BBB– Index	BBB–/P	8,601	99,000	1/17/47	300 bp	879

CMBX NA BBB– Index	BBB–/P	7,391	100,000	1/17/47	300 bp	(409)

JPMorgan Securities LLC

CMBX NA BB Index	—	(3,374)	24,000	5/11/63	(500 bp)	34

CMBX NA BB Index	—	(2,610)	18,000	5/11/63	(500 bp)	(69)

CMBX NA BB Index	—	(2,301)	16,000	5/11/63	(500 bp)	(34)

CMBX NA BBB– Index	BBB–/P	1,494	27,000	5/11/63	300 bp	(510)

CMBX NA BBB– Index	BBB–/P	6,744	86,000	5/11/63	300 bp	363

CMBX NA BBB– Index	BBB–/P	131	5,000	1/17/47	300 bp	(259)

CMBX NA BBB– Index	BBB–/P	1,983	15,000	1/17/47	300 bp	813

CMBX NA BBB– Index	BBB–/P	2,297	19,000	1/17/47	300 bp	815

CMBX NA BBB– Index	BBB–/P	2,202	27,000	1/17/47	300 bp	98

Total		$79,206				$3,649

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Mortgage Opportunities Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$8,423,618	$—

Purchased options outstanding	—	6,370	—

U.S. government and agency mortgage obligations	—	9,095,976	—

Short-term investments	1,971,584	249,857	—

Totals by level	$1,971,584	$17,775,821	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options outstanding	$—	$(6,090)	$—

TBA sale commitments	—	(2,988,984)	—

Interest rate swap contracts	—	108,749	—

Total return swap contracts	—	5,391	—

Credit default contracts	—	(75,557)	—

Totals by level	$—	$(2,956,491)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

22 Mortgage Opportunities Fund

Statement of assets and liabilities 11/30/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $18,025,697)	$17,775,821
Affiliated issuers (identified cost $1,971,584) (Notes 1 and 5)	1,971,584

Interest and other receivables	93,320

Receivable for investments sold	1,106,373

Receivable for sales of delayed delivery securities (Note 1)	1,966,023

Receivable from Manager (Note 2)	13,571

Receivable for variation margin (Note 1)	226,635

Unrealized appreciation on OTC swap contracts (Note 1)	50,842

Premium paid on OTC swap contracts (Note 1)	57,652

Prepaid assets	824

Total assets	23,262,645

LIABILITIES

Payable for investments purchased	164,548

Payable for purchases of delayed delivery securities (Note 1)	9,350,757

Payable for custodian fees (Note 2)	14,461

Payable for investor servicing fees (Note 2)	170

Payable for Trustee compensation and expenses (Note 2)	290

Payable for administrative services (Note 2)	37

Payable for variation margin (Note 1)	212,890

Unrealized depreciation on OTC swap contracts (Note 1)	41,802

Premium received on OTC swap contracts (Note 1)	136,858

Written options outstanding, at value (premiums $5,313) (Notes 1 and 3)	6,090

TBA sale commitments, at value (proceeds receivable $2,995,078) (Note 1)	2,988,984

Other accrued expenses	58,430

Total liabilities	12,975,317

Net assets	$10,287,328

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$10,325,000

Undistributed net investment income (Note 1)	244,357

Accumulated net realized loss on investments (Note 1)	(145,510)

Net unrealized depreciation of investments	(136,519)

Total — Representing net assets applicable to capital shares outstanding	$10,287,328

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and offering price per class I share
($10,287,328 divided by 1,033,714 shares)	$9.95

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 23

Statement of operations Six months ended 11/30/16 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $4,047 from investments in affiliated issuers) (Note 5)	$298,349

Total investment income	298,349

EXPENSES

Compensation of Manager (Note 2)	27,668

Investor servicing fees (Note 2)	502

Custodian fees (Note 2)	13,071

Trustee compensation and expenses (Note 2)	275

Administrative services (Note 2)	112

Auditing and tax fees	56,287

Other	5,224

Fees waived and reimbursed by Manager (Note 2)	(72,892)

Total expenses	30,247

Expense reduction (Note 2)	(11)

Net expenses	30,236

Net investment income	268,113

Net realized loss on investments (Notes 1 and 3)	(257,049)

Net realized loss on swap contracts (Note 1)	(71,392)

Net realized loss on futures contracts (Note 1)	(21,896)

Net realized gain on written options (Notes 1 and 3)	214,740

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	380,472

Net gain on investments	244,875

Net increase in net assets resulting from operations	$512,988

The accompanying notes are an integral part of these financial statements.

24 Mortgage Opportunities Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/16*	Year ended 5/31/16

Operations

Net investment income	$268,113	$241,064

Net realized loss on investments	(135,597)	(41,105)

Net unrealized appreciation (depreciation) of investments	380,472	(461,580)

Net increase (decrease) in net assets resulting from operations	512,988	(261,621)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	—	(325,000)

Increase from capital share transactions (Note 4)	—	325,000

Total increase (decrease) in net assets	512,988	(261,621)

NET ASSETS

Beginning of period	9,774,340	10,035,961

End of period (including undistributed net investment income of $244,357 and accumulated net
investment loss of $23,756, respectively)	$10,287,328	$9,774,340

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

			Net realized and	Total from	From					Ratio of expenses to average	Ratio of net investment
	Net asset value,	Net investment	unrealized gain (loss)	investment	net investment	Total	Net asset value,	Total return at net asset	Net assets, end of period	net assets excluding interest	income (loss) to average
Period ended	beginning of period	income (loss)[a]	on investments	operations	income	distributions	end of period	value (%)[b]	(in thousands)	expense (%)[c,d]	net assets (%)[d]	Portfolio turnover (%)[e]

Class I

November 30, 2016**	$9.46	.26	.23	.49	—	—	$9.95	5.18*	$10,287	.30*	2.67*	480*

May 31, 2016	10.04	.24	(.49)	(.25)	(.33)	(0.33)	9.46	(2.60)	9,774.60		2.44	1,074

May 31, 2015†	10.00	.02	.02	.04	—	—	10.04	.40*	10,036	.09*	.17*	244*

* Not annualized.

** Unaudited.

† For the period April 7, 2015 (commencement of operations) to May 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of class I reflect a reduction of the following amount (Note 2):

Percentage of average net assets

November 30, 2016	0.73%

May 31, 2016	2.33

May 31, 2015	1.26

e Portfolio turnover includes TBA roll transactions.

The accompanying notes are an integral part of these financial statements.

26 Mortgage Opportunities Fund	Mortgage Opportunities Fund 27

Notes to financial statements 11/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2016 through November 30, 2016.

Putnam Mortgage Opportunities Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to maximize total return consistent with what Putnam Management believes to be prudent risk. Total return is composed of capital appreciation and income. The fund invests mainly in mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders.

Putnam Management expects to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While Putnam Management’s emphasis will be on mortgage-backed securities, Putnam Management may also invest to a lesser extent in other types of asset-backed securities.

Putnam Management may consider, among other factors, credit risk, interest rate risk, prepayment risk and liquidity risk, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management typically uses to a significant extent derivatives, including interest rate swaps, forward delivery contracts and total return swaps, options and swaptions on mortgage-backed securities and indices, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

The fund offers class I shares, which are sold without a front-end sales charge and are not subject to a contingent deferred sales charge. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through an intermediary. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

28 Mortgage Opportunities Fund

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed).

Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Mortgage Opportunities Fund 29

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

30 Mortgage Opportunities Fund

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $70,166 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$6,041	N/A	$6,041

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer $76,041 to its fiscal year ending May 31, 2017 late year ordinary losses ((i) ordinary losses recognized between January 1, 2016 and May 31, 2016, and (ii) specified ordinary and currency losses recognized between November 1, 2015 and May 31, 2016).

The aggregate identified cost on a tax basis is $19,997,281, resulting in gross unrealized appreciation and depreciation of $432,146 and $682,022, respectively, or net unrealized depreciation of $249,876.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates.

0.550%	of the first $500 million of average net assets,

0.500%	of the next $500 million of average net assets and

0.450%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.276% of the fund’s average net assets.

Mortgage Opportunities Fund 31

Putnam Management has contractually agreed, through September 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investment management contract, but including payments under the fund’s investor servicing contract, to an annual rate of 0.05% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $8,047 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $64,845 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $11 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$64,502,089	$61,544,046

U.S. government securities (Long-term)	—	—

Total	$64,502,089	$61,544,046

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amounts	premiums

Written options outstanding at the beginning of
the reporting period	$12,377,400	$142,134	$21,000,000	$88,281

Options opened	10,981,250	59,014	23,000,000	69,375

Options exercised	(7,220,150)	(52,604)	—	—

Options expired	(9,695,600)	(80,041)	(8,000,000)	(32,812)

Options closed	(6,442,900)	(68,503)	(35,000,000)	(119,531)

Written options outstanding at the end of the
reporting period	$—	$—	$1,000,000	$5,313

32 Mortgage Opportunities Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 11/30/16		YEAR ENDED 5/31/16
Class I	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with reinvestment of distributions	—	—	33,714	325,000

	—	—	33,714	325,000

Shares repurchased	—	—	—	—

Net increase (decrease)	—	$—	33,714	$325,000

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class I	1,033,714	100.0%	$10,287,328

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the				end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$1,466,890	$3,796,881	$3,292,187	$4,047	$1,971,584

Totals	$1,466,890	$3,796,881	$3,292,187	$4,047	$1,971,584

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$2,400,000

Purchased swap option contracts (contract amount)	$5,100,000

Written TBA commitment option contracts (contract amount) (Note 3)	$3,900,000

Written swap option contracts (contract amount) (Note 3)	$2,800,000

Futures contracts (number of contracts)	4

Centrally cleared interest rate swap contracts (notional)	$15,600,000

OTC total return swap contracts (notional)	$5,500,000

OTC credit default contracts (notional)	$1,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not accounted for	Statement of		Statement of
as hedging instruments under	assets and		assets and
ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$58,481	Payables	$134,038

Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	311,992*	Unrealized depreciation	197,572*

Total		$370,473		$331,610

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Mortgage Opportunities Fund 33

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(11,360)	$(11,360)

Interest rate contracts	(21,208)	(21,896)	(60,032)	$(103,136)

Total	$(21,208)	$(21,896)	$(71,392)	$(114,496)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$55,467	$55,467

Interest rate contracts	39,145	(2,345)	106,833	$143,633

Total	$39,145	$(2,345)	$162,300	$199,100

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Total

Assets

Centrally cleared interest rate swap contracts§	$—	$226,635	$—	$—	$—	$—	$226,635

OTC Total return swap contracts*#	—	—	33,458	3,003	—	1,419	37,880

OTC Credit default contracts*#	—	—	23,683	26,582	—	8,216	58,481

Purchased options**#	—	—	—	—	6,370	—	6,370

Total Assets	$—	$226,635	$57,141	$29,585	$6,370	$9,635	$329,366

Liabilities

Centrally cleared interest rate swap contracts§	—	212,890	—		—	—	212,890

OTC Total return swap contracts*#	18,073	—	—	10,908	—	3,508	32,489

OTC Credit default contracts*#	468	—	71,059	48,980	—	13,531	134,038

Written options#	—	—	—	—	6,090	—	6,090

Total Liabilities	$18,541	$212,890	$71,059	$59,888	$6,090	$17,039	$385,507

Total Financial and Derivative Net Assets	$(18,541)	$13,745	$(13,918)	$(30,303)	$280	$(7,404)	$(56,141)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—

Net amount	$(18,541)	$13,745	$(13,918)	$(30,303)	$280	$(7,404)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

34 Mortgage Opportunities Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Asia Pacific Equity Fund	High Yield Advantage Fund
Capital Opportunities Fund	High Yield Trust
Capital Spectrum Fund	Income Fund
Emerging Markets Equity Fund	Money Market Fund**
Equity Spectrum Fund	Short Duration Income Fund
Europe Equity Fund	U.S. Government Income Trust
Global Equity Fund
International Capital Opportunities Fund	Tax-free Income
International Equity Fund	AMT-Free Municipal Fund
Investors Fund	Intermediate-Term Municipal Income Fund
Low Volatility Equity Fund	Short-Term Municipal Income Fund
Multi-Cap Core Fund	Tax Exempt Income Fund
Research Fund	Tax-Free High Yield Fund
Strategic Volatility Equity Fund
State tax-free income funds†:
Value	Arizona, California, Massachusetts, Michigan, Minnesota,
Convertible Securities Fund	New Jersey, New York, Ohio, and Pennsylvania.
Equity Income Fund
Global Dividend Fund	Absolute Return
The Putnam Fund for Growth and Income	Absolute Return 100 Fund®
International Value Fund	Absolute Return 300 Fund®
Multi-Cap Value Fund	Absolute Return 500 Fund®
Small Cap Value Fund	Absolute Return 700 Fund®

Mortgage Opportunities Fund 35

Global Sector	Retirement Income Lifestyle Funds — portfolios with managed
Global Consumer Fund	allocations to stocks, bonds, and money market investments to
Global Energy Fund	generate retirement income.
Global Financials Fund
Global Health Care Fund	Retirement Income Fund Lifestyle 1
Global Industrials Fund	Retirement Income Fund Lifestyle 2
Global Natural Resources Fund	Retirement Income Fund Lifestyle 3
Global Sector Fund
Global Technology Fund	RetirementReady® Funds — portfolios with adjusting allocations
Global Telecommunications Fund	to stocks, bonds, and money market instruments, becoming more
Global Utilities Fund	conservative over time.

Asset Allocation	RetirementReady® 2060 Fund
George Putnam Balanced Fund	RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
Global Asset Allocation Funds — four investment portfolios that	RetirementReady® 2045 Fund
spread your money across a variety of stocks, bonds, and money	RetirementReady® 2040 Fund
market instruments.	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Dynamic Asset Allocation Balanced Fund	RetirementReady® 2025 Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® 2020 Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

36 Mortgage Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Independent Registered		Vice President, Director of
Public Accounting Firm	Robert T. Burns	Proxy Voting and Corporate
PricewaterhouseCoopers LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam Mortgage Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 26, 2017

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 26, 2017